协 议 书

本合作协议书由以下本协议当事人于 2006 年 10 月 10 日在集宁签订。

甲方：乌兰察布市卫校附院急救中心

乙方：良方药业有限公司

鉴于，乌兰察布市卫校附院急救中心（以下简称甲方）向乙方借款 3000 万元兴建病房楼。

鉴于，本协议签约双方均为医药行业整体框架结构的当事人，本协议旨在对此加以规范及补充。

鉴于，本协议签约双方均表示其为根据中国法律合法成立的有效法人单位，拥有签署本协议并履行本协议项下所需的权利和义务。

据此，为促进医药事业的发展，规范医药市场经营活动，基于平等、互利、优势互补的原则，经甲乙双方友好协商，达成如下协议：

第一章 总 则

第一条 根据《中华人民共和国公司法》和其他相关法律、法规，依照平等互利的原则，经甲乙双方友好协商，乙方同意借给甲方 3000 万元人民币，甲方新的病房楼建成后，所有药品及一次性医疗器械由乙方独家供应，双方合作期限 20 年，乙方向甲方借款时间 5 年，免收借款利息，特签订本协议。

第二条 双方当事人各自承担相应的法律责任。

第二章 宗旨、经营范围及住所

第三条 医院的宗旨是：精诚合作服务大众，以全民健康为己任，推动我国医药事业的发展。

第四条 医院的经营范围如下：综合性三甲医院

第五条 医院住所：内蒙古乌兰察布市新区

第三章 注册资本、合作期限及股东出资

第六条 甲方首期投资玖仟万元人民币，其中自筹 3000 万元，向中行贷款 3000 万元，向乙方借款 3000 万元。

第七条 股东出资方式及数额如下：

1、甲方出资 100%，占注册资金的 100%

2、乙方借款给甲方3000万元人民币，不占股份。

第四章 组织机构

第八条 医院设立董事会和监事会。董事会由七人组成，其中，甲方委派六人，乙方委派壹人。医院设董事长（法人代表）一人，由甲方委派，设副董事长一人，由乙方委派。监事会甲乙方各派出一人组成。

医院设立经营管理机构，由院长负责日常经营管理。医院设院长一人，由甲方推荐，董事会聘任。

第九条 董事会在医院成立后向经营管理机构下达资产保值增值及经营技术指标，并与经营管理机构签订责任书，经营管理机构应当为其完成上述指标提供相应的担保。

第十条 经营班子若能够如期完成董事会下达的年度经营指标，双方不得提出有损医院持续发展的动议；如经营班子不能完成董事会下达的年度经营指标，则一经任何一方提出书面要求，医院即重新聘用经营班子。

第十一条 医院借款的总额度按国家法律、法规及中国人民银行有关规定办理。医院进行贷款、抵押、担保等活动应提交董事会做出决议并需经董事会全体成员一致通过方能实施。

第五章 不可抗力

第十二条 由于地震、台风、水灾、战争及其它不能预见并其发生和后果不能预防或避免的不可抗力事故，致使直接影响本协议的履行或不能按约定的条件履行时，遭遇上述不可抗力的一方，应立即将事故情况以书面形式通知对方，并于15日内提供事故的详情及协议不能履行，或部分不能履行，或需要延期履行的有效证明文件，此证明文件应由事故发生地区的公证部门出具。根据事故对履行协议影响的程度，由各方协商是否解决本协议，或者部分免除履行合同的责任，或者延期履行协议。

第六章 争议的解决

第十三条 凡因执行本协议所发生的或与本协议有关的一切争议，双方应通过友好协商解决，若协商不能解决，应提交仲裁委员会仲裁；仲裁裁决是终局的，对争议双方均为约束力。

第十四条 在仲裁过程中，除发生争议正在进行仲裁的部分外，本协议应继续履行。

第七章 附则

第十五条 根据本协议书所列条款，包括附件均为本协议书的中可分割的组成部分。本协议书的有关当事人应根据本协议书规定的原则签订具体实施方案。

各股东除签发的通知、电报、传真外，凡涉及各方权利、义务时应以书面信件通知，本协议书中所列地址即为各股东的法定地址，若上述地址有所变更，应提前30天通知各股东。

第十六条　本协议书的签订、效力、解释及履行，均受中华人民共和国法律管辖。

第十七条　本协议签订各方为执行本协议的规定，应及时签署一切有关的协议附件、合同、规定、章程、办法及补充协议等文件。

第十八条　本协议书由各股东法定代表人或其授权代表签署后生效。

甲方：乌兰察布市卫校附院急救中心　　　　乙方：良方药业有限公司

法人或授权代表：　　　　　　　　　　　　法人或授权代表：

签订日期：20　年　月　日